U.S. Government Money Market Portfolio, a series of Target Portfolio Trust

Supplement dated October 28, 2008 to the Prospectus dated December 31, 2007

This supplement amends the Prospectus of the Target Portfolio Trust as it relates to the U.S. Government Money Market Portfolio (the Fund) and is in addition to any existing supplement to the Fund’s Prospectus. This supplement should be read in conjunction with the Fund’s Prospectus.

On October 6, 2008, the Board of Trustees (the Board) of the Trust approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the Program) and the U.S. Treasury has approved the Fund’s participation in the Program.

The Fund is responsible for payment of fees required to participate in the Program. The participation fee for the initial three month term of the Program is 0.01% of the net asset value of a Fund as of September 19, 2008.

The Program’s guarantee only applies to shareholders of the Fund as of the close of business on September 19, 2008 (Eligible Shareholders). As a requirement of participation in the Program, the Fund has agreed to liquidate if its net asset value declines to below $0.995 (a Guarantee Event), if such Guarantee Event is not cured, and to complete the liquidation within 30 days of the decline, unless Treasury extends the period.

The Program does not protect shareholders who were not Fund shareholders as of the close of business on September 19, 2008. The Program also does not protect Eligible Shareholders whose accounts have a zero balance after September 19, 2008, if such shareholder’s investments in the Fund are not part of a sweep account. Upon any liquidation pursuant to the Program, shares not protected under the Program will receive only net asset value per share.

The number of shares guaranteed under the Program for each Eligible Shareholder is the lesser of the number of shares owned by an Eligible Shareholder on September 19, 2008 and the number of shares by an Eligible Shareholder owned when a Guarantee Event occurs. An Eligible Shareholder will receive in the aggregate $1.00 per protected share upon liquidation of the Fund pursuant to the Program (subject to adjustment and the overall limit of $50 billion currently available under the Program to all money market funds participating in the Program). Payments will be made by the Treasury under the Program on a first come, first served basis, based on the date of receipt by Treasury of a request for payment. If there are insufficient funds under the Program to pay all requests for payment, then available funds under the Program will be paid pro rata among funds that submitted their request to Treasury on the same day based on the number of shares in those funds covered under the Program.

The Program will exist for an initial three month term beginning September 19, 2008. Following the initial three month term, the Secretary of the Treasury has the option to renew the Program up to the close of business on September 18, 2009. Upon the extension of the Program by the Treasury, the Fund would have to renew its participation and pay additional fees required in connection with any renewal. If the Secretary chooses not to renew the Program at the end of the initial three month period, the Program will terminate.

LR00240